UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 22, 2012

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                 Results of Operations and Financial Condition.

On February 22, 2012, Polypore International, Inc. (“Polypore”) issued a press release announcing its financial results for the fourth quarter and the year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Polypore will host a conference call to discuss these financial results at 9:00 a.m. Eastern Time on Thursday, February 23, 2012.  By press release dated January 20, 2012, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at http://investor.polypore.net/.  The dial-in number for the conference call is (719) 325-4784, access code 8264791.  A replay of the call will be available through March 2, 2012 by telephone at (719) 457-0820, access number 8264791.  The call will also be archived for 30 days at http://investor.polypore.net/.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc., dated February 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: February 22, 2012	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer